Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 30, 2024, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.
The Borrower, the Administrative Agent, certain banks and other financial institutions, as lenders (the “Lenders” and each a “Lender”), and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.
The Borrower, the Administrative Agent and the Lenders party hereto desire to enter into this amendment to, among other things, (i) amend the Existing Credit Agreement as set forth in Section 2 hereof and (ii) evidence the reaffirmation of the Borrowing Base by the requisite Lenders at $2,000,000,000 as set forth in Section 3 hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the parties agree as follows:

Section 1.
Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
Section 2.
Amendments to the Existing Credit Agreement.
(a)
Section 1.1 of the Existing Credit Agreement is hereby amended to add in appropriate alphabetical order the following definitions which shall read in their entirety as follows:

“Qualifying Compliance Certificate” means a Compliance Certificate in respect of the fiscal quarter of the Borrower ending June 30, 2025 or any fiscal quarter of the Borrower ending thereafter, in any case, delivered in accordance with Section 8.01(c) and which demonstrates the Borrower’s ratio of Total Net Debt as of the last day of such fiscal quarter to EBITDAX for the four fiscal quarters ending on the last day of such fiscal quarter is less than 2.00 to 1.00.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means October 30, 2024.

“Specified Period” means the period commencing on the Second Amendment Effective Date and ending (a) for purposes of Section 1.10(b), on the date the Borrower delivers a Qualifying Compliance Certificate and (b) for purposes of Sections 1.10(a) and 9.08(c), on the date the Borrower delivers the Compliance Certificate in respect of the fiscal quarter of the Borrower ending June 30, 2025 in accordance with Section 8.01(c) and such Compliance Certificate demonstrates the Borrower’s compliance with Section 9.01(a) as of June 30, 2025.

(b)
The first sentence of, and the Elected Commitment Utilization Grid contained in, the definition of “Applicable Margin” contain in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

“Applicable Margin” means, subject to Section 1.10(a), for any day, with respect to any ABR Loan or SOFR Loan, or with respect to the commitment fee rate set forth in the grid below for any commitment fees payable hereunder (the “Commitment Fee Rate”), as the case may be, the rate per annum set forth in the Elected Commitment Utilization Grid below based upon the Elected Commitment Utilization Percentage then in effect:

Elected Commitment Utilization Grid
Elected Commitment Utilization Percentage	<25%	>25% but <50%	>50% but <75%	>75% but <90%	>90%
SOFR Loans	2.000%	2.250%	2.500%	2.750%	3.000%
ABR Loans	1.000%	1.250%	1.500%	1.750%	2.000%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(c)
The definition of “Loan Documents” contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, the Notes, the Fee Letter, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the First Amendment, the Second Amendment, and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.

(d)
The following definitions are deleted from Section 1.1 of the Existing Credit Agreement: “Preferred Stock”, “Preferred Stock Documents” and “Series B Preferred Stock.”
(e)
Article I of the Existing Credit Agreement is hereby amended by adding a new Section 1.10 to read in its entirety as follows:

Section 1.10 Specified Period. Notwithstanding anything to the contrary herein, solely during the Specified Period:

(a) The “Applicable Margin” shall be determined by reference to the Elected Commitment Utilization Grid set forth below:

Elected Commitment Utilization Grid
Elected Commitment Utilization Percentage	<25%	>25% but <50%	>50% but <75%	>75% but <90%	>90%
SOFR Loans	2.250%	2.500%	2.750%	3.000%	3.250%
ABR Loans	1.250%	1.500%	1.750%	2.000%	2.250%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(b) As of (i) the Second Amendment Effective Date and (ii) the last day of each fiscal quarter (a “Hedge Compliance Date”) ending during the Specified Period (commencing with the fiscal quarter ending December 31, 2024), one or more of the Loan Parties shall have entered into Hedge Transactions with one or more Approved Counterparties in the form of fixed‑price swap transactions, or purchased put options or collars with exercise prices of not less than eighty-five percent (85%) of the then-prevailing market price at the time such Hedge Transaction is entered into to hedge notional volumes of natural gas covering not less than, for each calendar month during the first 12 months following such Hedge Compliance Date, fifty percent (50%) of the reasonably anticipated production of natural gas from the total PDP Reserves of the Loan Parties as projected for each such month in the Reserve Report most recently delivered prior to such Hedge Compliance Date. For purposes of this Section 1.10(b), forecasts of projected production shall equal the projections for proved developed producing reserves of natural gas set out in the most recent Reserve Report delivered to the Administrative Agent. The Borrower shall deliver a certificate demonstrating in reasonable detail compliance with this Section 1.10(b) concurrently with the delivery of each Compliance Certificate delivered during the Specified Period in accordance with Section 8.01(c). The failure by the Loan Parties to be in compliance with this Section 1.10(b) as of any Hedge Compliance Date shall constitute a Default.

(f)
Section 9.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Ratio of Total Net Debt to EBITDAX. The Borrower will not permit, as of the last day of any fiscal quarter (commencing with the fiscal quarter ending September 30, 2024) its ratio of Total Net Debt as of the last day of such fiscal quarter to EBITDAX for the four fiscal quarters ending on the last day of such fiscal quarter, to be greater than the ratio set forth opposite such date below:

Test Date	Maximum Ratio
September 30, 2024	4.00 to 1.00
December 31, 2024	4.00 to 1.00

Test Date	Maximum Ratio
March 31, 2025	4.00 to 1.00
June 30, 2025	3.75 to 1.00
September 30, 2025 and the last day of each fiscal quarter thereafter	3.50 to 1.00

(g)
Section 9.08(c) of the Existing Credit Agreement is hereby amended by adding a new subsection (w) to read in its entirety as follows:

(c) other than during the Specified Period, the Borrower may declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment if (i) no Default or Event of Default exists or would result therefrom, (ii) the Total Net Debt to EBITDAX ratio immediately after giving effect to such dividend or distribution is no greater than 2.75:1.00, (iii) the Borrower would have unused borrowing capacity that can be accessed under this Agreement at such time in an amount not less than 20% of the amount of the Loan Limit in effect at such time immediately after giving effect to such Restricted Payment and (iv) the Borrower shall have delivered the certificate required pursuant to Section 8.01(v) not less than one (1) Business Day prior to the date such Restricted Payment is actually made; and

(h)
Section 9.08(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i)
[Reserved];
Section 3.
Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Administrative Agent and the Lenders constituting at least the Required Lenders hereby agree that, effective as of the Second Amendment Effective Date, the Borrowing Base shall be reaffirmed at $2,000,000,000, and the Borrowing Base shall remain at $2,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders constituting at least the Required Lenders acknowledge that (a) the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base that was scheduled to occur on or about October 1, 2024 for purposes of Section 2.07 of the Credit Agreement and (b) this Amendment constitutes a New Borrowing Base Notice for purposes of Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 3.
Section 4.
Ratification. The Borrower, for itself and the other Loan Parties, hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations after giving effect to this Amendment.

Section 5.
Effectiveness. This Amendment shall become effective upon the first date on which all of the conditions set forth in this Section 5 are satisfied (the “Second Amendment Effective Date”):
(a)
the Administrative Agent shall have received executed counterpart signature pages to this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Required Lenders;
(b)
the Administrative Agent shall have received reasonably satisfactory evidence that the Borrower will be in compliance with Section 1.10(b) of the Credit Agreement (as amended by this Amendment) as of the Second Amendment Effective Date; and
(c)
the Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and each other Loan Party; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower and each other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
Section 6.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 7.
Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

Section 8.
Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, N.A., As Administrative
Agent, an Issuing Bank and a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher Baethge
Name:	Christopher Baethge
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

REGIONS BANK,
as a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Managing Director

TRUIST BANK,
as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert Downey
Name:	Robert Downey
Title:	Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Cameron Spence
Name:	Cameron Spence
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

By:	/s/ Jodie North
Name:	Jodie North
Title:	Director

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Second Amendment to Second Amended and Restated Credit Agreement dated effective as of October 30, 2024 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of the Guaranty Agreement guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS, LLC

By Comstock Resources, Inc., its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

COMSTOCK OIL & GAS - LOUISIANA HOLDINGS, LLC

By Comstock Oil & Gas, LLC, its sole member

By Comstock Resources, Inc., its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

COMSTOCK OIL & GAS – LOUISIANA, LLC

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	Manager

By:	/s/ M. Jay Allison
Name:	M. Jay Allison
Title:	Manager

COMSTOCK GAS SERVICES LLC

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

PINNACLE GAS TREATING LLC

By Comstock Gas Services LLC, its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President